EXHIBIT 99.4

Second Quarter 2007

Earnings Conference Call

July 24, 2007

Second Quarter 2007 Earnings - Highlights

Reported Net Income - $1.412 Billion

Reported EPS $1.68 (diluted)

Reported Net Income includes:

$419 mm A-T gains ($0.50 per diluted share) from sale of
non-core assets:

$181 mm from sale of 18.6 mm shares of Lyondell (remaining
2.4 mm shares were sold in early July).

$116 mm from sale of Pakistan assets.

$107 mm from swap of Horn Mountain assets with BP.

$15 mm from sale of domestic mineral interests.

$44 mm A-T income ($0.06 per share) from Pakistan & Horn
Mountain operations, and other.

Pakistan and Horn Mountain will be reported as
discontinued operations in 2Q07 SEC 10Q filing.

All prior periods will be adjusted for the swap of Horn Mountain and sale of Pakistan.

Second Quarter 2007 Earnings - Oil & Gas
Segment Variance Analysis - 2Q07 vs. 2Q06

Results for 2Q07 of $1.656 Billion

- 11% year-over-year

($ in millions)

$1,857

2Q 06

$66

Sales Price

$45

Sales

Volume/Mix

$43

Exploration

Expense

$137

All Others*

$1,656

2Q 07

*All Others includes: DD&A increase ($46 mm), Operating and overhead cost increase ($37 mm), Russia 2006 income ($19 mm), and other.

Second Quarter 2007 Earnings –
Oil & Gas Segment

2Q07

2Q06

Reported Segment Earnings ($ mm)

*$1,682

$1,857

WTI Oil Price ($/bbl)

$65.05

$70.70

NYMEX Gas Price ($/mcf)

$7.56

$7.26

Oxy’s Realized Prices

Worldwide Oil ($/bbl)

$59.11

$61.66

US Natural Gas ($/mcf)

$7.07

$6.23

*Includes gain from sale of domestic mineral interests ($23 mm) and litigation settlements ($3 mm).

Second Quarter 2007 Earnings –
Oil & Gas Segment

2Q07

2Q06

Oil and Gas Production (mboe/day)

583

609

- 4% year-over-year

Production for both quarters includes volumes

of Horn Mountain & Pakistan.

Oil and Gas Production (mboe/day)

558

551

(Excluding Horn Mountain, Pakistan, and Russia)

+ 1% year-over-year

Production lower than earlier guidance due to:

Higher oil prices lowered PSC volumes by 3 mboe/day.

Weather-related downtime in Permian.

Processing plant maintenance in Libya.

Second Quarter 2007 Earnings –
Oil & Gas Segment

2Q07

2Q06

Exploration Expense ($ mm)

$93

$50

Increase came from

Middle East/North Africa.

Oil and Gas operating costs were $12.30 per boe in 1H07
vs. $11.70 per boe in 2006.

Increase due to higher field operating and maintenance expenses.

Second Quarter 2007 Earnings – Chemical
Segment Variance Analysis - 2Q07 vs. 2Q06

Earnings for 2Q07 of $158 Million

- 37% year-over-year, and in line with previous guidance.

Primary factor accounting for quarter-to-quarter difference was lower chloro-vinyl margins.

($ in millions)

$251

2Q 06

$73

Sales Price

$5

Sales

Volume/Mix

$11

Operations/

Manufacturing

$14

All Others

$158

2Q 07

Second Quarter 2007 Earnings –
Six Months Results

YTD2007

YTD2006

Net Income ($ mm)

$2,624

$2,091

EPS (diluted)

$3.11

$2.42

2007 results include:

2Q07 asset sales gains

$412 mm A-T gain from sale of Russian investment

$112 mm A-T gain for litigation settlements

$107 mm A-T charge for cash tender of debt

$30 mm A-T provision for plant closure

Oil and Gas production (mboe/day)

   587

   601

Oil and Gas production  (mboe/day)

   559

   542

     (ex- Russia, Pakistan, Horn Mountain)

+3% year-over-year

Second Quarter 2007 Earnings –
Six Months Results

YTD2007

YTD2006

Capital Spending ($ mm)

$1,630

$1,230

Net Interest Expense ($ mm)

$8

$62

Cash Flow from Operations ($ mm)

$2,900

$3,100

ROE*

26%

24%

ROCE*

24%

21%

* Annualized (see attached Excel file for GAAP reconciliation)

Second Quarter 2007 Earnings –
Cash Flow YTD2007

($ in millions)

$4,480

Cash

Flow From

Operations

$2,900

Beginning

Cash

$1,580

Available

Cash

$1,140

Asset Sale

Proceeds

$1,600

Capex

$500

Acquisitions

$1,100

Debt

Reduction

$370

Dividends

$550

Share

Repurchase

$5

Other

$1,505

Ending Cash

Balance

Second Quarter 2007 Earnings –
Share Repurchase

Spent $550 million to repurchase 11.2 million shares
YTD 2007 at an average price of $49.84 a share.

15 million shares remain under the current 55 million
share repurchase authorization.

Shares Outstanding (mm)

YTD07

6/30/07

Weighted Average Basic

839.3

Weighted Average Diluted

843.2

Basic Shares Outstanding

835.1

Diluted Shares Outstanding

839.0

Second Quarter 2007 Earnings - 3Q07 Outlook

We expect 3Q07 Oil and Gas production of 585 to 590
   mboe/day.

Increase vs. 2Q07 includes:

17 mboe/day from Dolphin.

7 mboe/day from the Permian assets acquired in the BP swap.

4 mboe/day from the announced acquisition of Qatar assets from Anadarko.

Sale of Pakistan and swap of Horn Mountain will reduce 3Q07
production by 25 mboe/day compared to 2Q07.

Dolphin expected pre-tax income contribution of $10 million in 3Q07
(including start-up gas sales and pipeline tariff volumes).

3Q07 will include Dolphin start-up expenses and full operating costs
(including interest on the pipeline operations which was capitalized during construction).

\

Second Quarter 2007 Earnings –
3Q07 Production Outlook

(mboe/day)

583

2Q07

Production

16

Pakistan

Sold

9

Horn Mountain

Swap

17

Dolphin

7

Permian

Acquisition

4

Qatar

Acquisition

1

Other

587

3Q07

Production

Second Quarter 2007 Earnings –
2007 Production Outlook

We expect Oil and Gas production 2007 year-end exit
rate of 630 to 650 mboe/day.

Increase vs. 2Q07 includes:

47 to 65 mboe/day from Dolphin.

7 mboe/day from the Permian assets acquired in the BP
swap.

6 mboe/day from the announced acquisition of Qatar assets
from Anadarko.

Second Quarter 2007 Earnings –
2007 Production Outlook

(mboe/day)

583

2Q07

Production

16

Pakistan

Sold

9

Horn Mountain

Swap

47 - 65

Dolphin

7

Permian

Acquisition

6

Qatar

Acquisition

12

Growth

650

630

2007

Production

Exit Rate

Dolphin

Variance

Second Quarter 2007 Earnings - 3Q07 Outlook

Commodity Price Sensitivity

A $1.00 per barrel change in oil prices impacts oil and gas quarterly earnings by about $40 million (pre-tax).

A change of 50-cents per million BTUs in gas prices has a $24 million impact on quarterly earnings (pre-tax).  The NYMEX gas price for 2Q07 was $7.56 per mcf.

Exploration expense of about $95 million for seismic and
drilling for our Libya and South American programs.

Second Quarter 2007 Earnings - 3Q07 Outlook

We expect 3Q07 Chemical earnings to be in the range of
$160 to $175 million compared to $158 million in 2Q07.

Interest expense of about $12 million in 3Q07.

The increase vs. 2Q07 reflects the loss of capitalized interest on the Dolphin Project.

Expect our worldwide tax rate in 3Q07 to increase to
about 47 percent, due to increases in foreign exploration.

17

Second Quarter 2007 Earnings

See the investor relations supplemental schedules for the reconciliation of non-
GAAP items.  Statements in this presentation that contain words such as "will",
"expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results.  Factors that could cause results to differ materially include, but are not limited to:  exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition.  You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation.
Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.  U.S. investors are urged to consider carefully the disclosure in our
Form 10-K, available through the following toll-free telephone number, 1-888-
OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com .  You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Occidental Petroleum Corporation
Return on Capital Employed (% )
($ Millions)		Six
		Months	Annualized
Reconciliation to Generally Accepted Accounting Principles (GAAP)	2006	2007	2007
GAAP measure - earnings applicable to common shareholders	4,191	2,624
Interest expense	131	175
Tax effect of interest expense	(46)	(61)
Earnings before tax-effected interest expense	4,276	2,738
GAAP stockholders' equity	19,252	21,111
DEBT
GAAP debt
Debt, including current maturities	2,790	1,880
Non-GAAP debt
Capital lease obligation	25	25
Subsidiary preferred stock	75	75
Total debt	2,890	1,980
Total capital employed	22,142	23,091
Return on Capital Employed (%)	21.2	12.1	24.2